UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2005

FORD MOTOR COMPANY

(Exact Name of Registrant as Specified in Its Charter)

                    Delaware
(State or Other Jurisdiction of Incorporation)

                    1-3950                    38-0549190
(Commission File Number) (IRS Employer Identification No.)

One American Road, Dearborn, Michigan          48126
(Address of Principal Executive Offices)          (Zip Code)

                              (313) 322-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ ☐ ☐ ☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
Signature.
Exhibit Index
News Release dated January 20, 2005
Sector Statement of Income
Consolidated Statement of Income
Sector Balance Sheet
Consolidated Balance Sheet
Condensed Sector Statement of Cash Flows
Condensed Consolidated Statement of Cash Flows
Investment Community Presentation
Fixed Income Presentation

Item 2.02 Results of Operations and Financial Condition.

     Ford Motor Company (“Ford”) hereby incorporates by reference its news release dated January 20, 2005 and supplemental financial information concerning fourth quarter and full year 2004 financial results, furnished as Exhibits 99.1 through 99.9 to this report.

     Ford will conduct two conference calls on January 20, 2005 to review fourth quarter and full year 2004 financial results. Don Leclair, Ford’s Executive Vice President and Chief Financial Officer, hosts a conference call with the investment community and the news media beginning at 9:00 a.m. to review fourth quarter and full year 2004 financial results. Investors may access this conference call by dialing 800-599-9795 (or 1-617-786-2905 if dialing from outside the United States). The passcode for either telephone number is a verbal response of “Ford Earnings Call”.

     Ford’s Vice President and Treasurer Ann Marie Petach, Ford Credit’s Vice Chairman and Chief Financial Officer David Cosper, and Ford’s Vice President and Controller Jim Gouin will host a second conference call with fixed income investors beginning at 11:00 a.m. Investors may access this conference call by dialing 800-599-9795 (or 1-617-786-2905 if dialing from outside the United States). The passcode for either telephone number is a verbal response of “Ford Fixed Income”.

     A listen-only webcast, and supporting presentation materials for each call, will be available on the Internet at www.shareholder.ford.com. Investors may also access replays of the calls by visiting www.shareholder.ford.com, or by dialing 888-286-8010 (1-617-801-6888 if dialing from outside the United States) through January 27, 2005. The passcode for replays of the 9:00 a.m. call is 29481628; the passcode for replays of the 11:00 a.m. call is 55865600. All times referenced above are in Eastern Time.

     Exhibits 99.1, 99.8 and 99.9 to this report contain certain “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The non-GAAP financial measures include the following: operating-related cash flow for Ford’s Automotive sector, financial results that exclude special items, and managed leverage and loss-to-receivables ratios for our subsidiary, Ford Motor Credit Company (“Ford Credit”). Each of these non-GAAP financial measures is discussed below, along with the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) and the reason we believe the presentation of each non-GAAP financial measure provides useful information to investors.

     Operating-Related Cash Flow. The exhibits hereto discuss operating-related cash flow before contributions to trusts (which fund pension and health care obligations) and before tax refunds for the fourth quarter and full year 2004. The exhibits also include a milestone for operating-related cash flow for 2004. These exhibits indicate that our Automotive sector had operating-related cash flow before contributions and tax refunds for the fourth quarter and for the full year 2004 of $1.5 billion and $1.0 billion, respectively. The most directly comparable financial measure calculated and presented in accordance with GAAP is Cash Flow from Operating Activities before Securities Trading for our Automotive sector. Slide 21 and the Appendix (pages 16 and 17) to Exhibit 99.8 combine to provide a reconciliation of non-GAAP operating-related cash flow to Cash Flow from Operating Activities before Securities Trading. Cash Flow from Operating Activities before Securities Trading for our Automotive sector netted to zero for the fourth quarter of 2004, and was $1.3 billion for the full year 2004.

     We believe that the non-GAAP measure of operating-related cash flow before contributions and tax refunds is useful to investors because it includes cash flow elements not included in the GAAP measure of Cash Flow from Operating Activities before Securities Trading for our Automotive sector which we consider to be related to operating activities (for example, capital spending). Consequently, operating-related cash flow provides investors with a more relevant measure of the cash generated by Ford’s Automotive operations than the GAAP measure of Cash Flow from Operating Activities before Securities Trading.

     Financial Results Excluding Special Items. The exhibits hereto also discuss pre-tax profits for the fourth quarter and full year 2004 excluding special items for Ford’s Automotive sector and each of the primary operating segments and business units within the Automotive sector. The most directly comparable financial measure calculated and presented in accordance with GAAP is pre-tax profits including special items. Ford believes that pre-tax profits excluding special items is a useful measure to provide investors, because it excludes those items that Ford does not consider to be indicative of earnings from ongoing operating activities. As a result, pre-tax profits excluding special items provides investors with a more relevant measure of the results generated by our operations. The fourth slide of Exhibit 99.8 includes a list of the special items and their impact on fourth quarter and full year 2004 results. The second page of the Appendix to Exhibit 99.8 demonstrates the impact of special items on results for the full year 2004. Additionally, the tables set forth below show the pre-tax profits for our Automotive sector for each of the operating segments and business units within our Automotive sector, and for our Financial Services sector (both including and excluding special items), for the fourth quarter and full year 2004.

TOTAL COMPANY
2003 — 2004 FOURTH QUARTER PRE-TAX RESULTS*

	Pre-Tax Profits				Pre-Tax Profits
	(Incl. Special Items)		Special Items		(Excl. Special Items)
	2003	2004	2003	2004	2003	2004
	(Mils.)	(Mils.)	(Mils.)	(Mils.)	(Mils.)	(Mils.)
North America	$(1,392)	$(1,107)	$(1,597)	$(637)	$205	$(470)
South America	(4)	44	—	—	(4)	44

Total Americas	$(1,396)	$(1,063)	$(1,597)	$(637)	$201	$(426)

Europe	$(395)	$(69)	$(457)	$—	$62	$(69)
P.A.G.	114	(326)	—	(71)	114	(255)

Total Europe/P.A.G.	$(281)	$(395)	$(457)	$(71)	$176	$(324)

Asia Pacific and Africa	$26	$(94)	$—	$(81)	$26	$(13)
Mazda & Assoc. Operations	(22)	(9)	—	—	(22)	(9)

Total AP and Africa/Mazda	$4	$(103)	$—	$(81)	$4	$(22)

Other Automotive	(319)	302	49	—	(368)	302

Total Automotive	$(1,992)	$(1,259)	$(2,005)	$(789)	$13	$(470)

Financial Services	857	1,046	—	45	857	1,001

Total Company	$(1,135)	$(213)	$(2,005)	$(744)	$870	$531

*	From continuing operations

TOTAL COMPANY
2003 — 2004 FULL YEAR PRE-TAX RESULTS*

	Pre-TaxProfits				Pre-TaxProfits
	(Incl. Special Items)		Special Items		(Excl. Special Items)
	2003	2004	2003	2004	2003	2004
	(Mils.)	(Mils.)	(Mils.)	(Mils.)	(Mils.)	(Mils.)
North America	$196	$668	$(1,597)	$(798)	$1,793	$1,466
South America	(129)	140	—	—	(129)	140

Total Americas	$67	$808	$(1,597)	$(798)	$1,664	$1,606

Europe	$(1,620)	$65	$(513)	$(49)	$(1,107)	$114
P.A.G.	171	(834)	—	(94)	171	(740)

Total Europe/P.A.G.	$(1,449)	$(769)	$(513)	$(143)	$(936)	$(626)

Asia Pacific and Africa	$(23)	$(36)	$—	$(81)	$(23)	$45
Mazda & Assoc. Operations	69	118	—	—	69	118

Total AP and Africa/Mazda	$46	$82	$—	$(81)	$46	$163

Other Automotive	(572)	(276)	49	17	(621)	(293)

Total Automotive	$(1,908)	$(155)	$(2,061)	$(1,005)	$153	$850

Financial Services	3,247	5,008	—	45	3,247	4,963

Total Company	$1,339	$4,853	$(2,061)	$(960)	$3,400	$5,813

*	From continuing operations

     Managed Leverage. The exhibits hereto also discuss Ford Credit’s leverage (i.e., debt-to-equity ratio) on both a financial statement and managed basis. Financial statement leverage is the most directly comparable financial measure calculated and presented in accordance with GAAP to the non-GAAP managed leverage financial measure. The appendices to the exhibits hereto contain a reconciliation of Ford Credit’s non-GAAP managed leverage measure to its financial statement leverage. The appendices indicate that Ford Credit’s financial statement and managed leverage at December 31, 2004 were 12.6 and 13.7 to 1, respectively. We believe that the use of the non-GAAP managed leverage measure, which is the result of several adjustments to Ford Credit’s financial statement leverage, is useful to investors because it reflects the way Ford Credit manages its business. Ford Credit retains interests in receivables sold in off-balance sheet securitization transactions, and, with respect to subordinated retained interests, has credit risk. Accordingly, Ford Credit considers securitization as an alternative source of funding and evaluates credit losses, receivables and leverage on a managed as well as on a financial statement basis. As a result, the managed leverage measure provides investors with meaningful information regarding management’s decision-making processes.

     In calculating its managed leverage ratio, Ford Credit adds the total amount of receivables sold in off-balance sheet securitizations (including securitized funding from discontinued operations), net of retained interests (including retained interest in securitized receivables from discontinued operations), to its debt. It also deducts cash and cash equivalents because these generally correspond to excess debt beyond the amount required to support Ford Credit’s financing operations. It adds minority interests to equity because all of the debt of such consolidated entities is included in total debt. It excludes the impact of Statement of Financial Accounting Standards No. 133 in both the numerator and the denominator in order to exclude the interim effects of changes in market rates, because Ford Credit generally repays its debt funding obligations as they mature.

     Loss-to-Receivables Ratio. Exhibit 99.9 discusses Ford Credit’s loss-to-receivables ratio on an “on-balance sheet” and a managed basis. Exhibit 99.9 indicates that Ford Credit’s total on-balance sheet loss-to-receivables ratio for the fourth quarter of 2004 was 1.23% (including charge-offs on reacquired receivables), and 1.18% (excluding charge-offs on reacquired receivables). Exhibit 99.9 further indicates that Ford Credit’s on-balance sheet loss-to-receivables ratio for the full year 2004 was 1.10% (including charge-offs on reacquired receivables), and 1.04% (excluding charge-offs on reacquired receivables). A loss-to-receivables ratio equals net credit losses divided by the average amount of net receivables outstanding for the period. The receivables that were reacquired in the second quarter of 2003 are those of FCAR Owner Trust (“FCAR”), an entity integral to a Ford Credit asset-backed commercial paper program. FCAR was consolidated for financial statement purposes with Ford Credit in the second quarter of 2003. The financial measure that is most directly comparable to these loss-to-receivables ratios and that is calculated and presented in accordance with GAAP is the on-balance sheet loss-to-receivables ratio excluding losses on the reacquired FCAR receivables. Ford believes that the use of the non-GAAP on-balance sheet loss-to-receivables ratio is useful to investors because it provides a more complete representation of actual on-balance sheet loss-to-receivables experience.

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Furnishing
Exhibit 99.1	News Release dated January 20, 2005	Furnished with this Report

Exhibit 99.2	Sector Statement of Income	Furnished with this Report

Exhibit 99.3	Consolidated Statement of Income	Furnished with this Report

Exhibit 99.4	Sector Balance Sheet	Furnished with this Report

Exhibit 99.5	Consolidated Balance Sheet	Furnished with this Report

Exhibit 99.6	Condensed Sector Statement of Cash Flows	Furnished with this Report

Exhibit 99.7	Condensed Consolidated Statement of Cash Flows	Furnished with this Report

Exhibit 99.8	Investment Community Presentation	Furnished with this Report

Exhibit 99.9	Fixed Income Presentation	Furnished with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY (Registrant)
Date: January 20, 2005	By:	/s/ Peter J. Sherry, Jr.
Peter J. Sherry, Jr.
Secretary

EXHIBIT INDEX

Designation	Description
Exhibit 99.1	News Release dated January 20, 2005
Exhibit 99.2	Sector Statement of Income
Exhibit 99.3	Consolidated Statement of Income
Exhibit 99.4	Sector Balance Sheet
Exhibit 99.5	Consolidated Balance Sheet
Exhibit 99.6	Condensed Sector Statement of Cash Flows
Exhibit 99.7	Condensed Consolidated Statement of Cash Flows
Exhibit 99.8	Investment Community Presentation
Exhibit 99.9	Fixed Income Presentation